Supplement to the
Fidelity® Select Portfolios®
Materials Sector
April 29, 2023
Prospectus

The following information replaces similar information for Chemicals Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Co-Portfolio Manager) has managed the fund since 2019.
Emma Baumgartner (Co-Portfolio Manager) has managed the fund since 2023.
The following information replaces the biographical information for Chemicals Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Emma Baumgartner is Co-Portfolio Manager of Chemicals Portfolio, which she has managed since 2023.  Since joining Fidelity Investments in 2008, Ms. Baumgartner has worked as a research analyst and portfolio manager.
David Wagner is Co-Portfolio Manager of Chemicals Portfolio, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.
SELMT-PSTK-0723-117 1.918620.117	July 31, 2023